                                                                      EXHIBIT 24

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ David A. Christensen
                                  ------------------------------
                                      David A. Christensen

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Gerald J. Ford
                                  ------------------------------
                                      Gerald J. Ford

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Pierson M. Grieve
                                  ------------------------------
                                      Pierson M. Grieve

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Charles M. Harper
                                  ------------------------------
                                      Charles M. Harper

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ William A. Hodder
                                  ------------------------------
                                      William A. Hodder

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Lloyd P. Johnson
                                  ------------------------------
                                      Lloyd P. Johnson

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Reatha Clark King
                                  ------------------------------
                                      Reatha Clark King

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Richard M. Kovacevich
                                  ------------------------------
                                      Richard M. Kovacevich

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Richard S. Levitt
                                  ------------------------------
                                      Richard S. Levitt

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Richard D. McCormick
                                  ------------------------------
                                      Richard D. McCormick

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Cynthia H. Milligan
                                  ------------------------------
                                      Cynthia H. Milligan

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Benjamin F. Montoya
                                  ------------------------------
                                      Benjamin F. Montoya

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Ian M. Rolland
                                  ------------------------------
                                      Ian M. Rolland

                                 NORWEST CORPORATION

                                  Power of Attorney
                              of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, STANLEY S. STROUP AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to one or more Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 2,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Dividend Reinvestment and Optional Cash Payment Plan or any successor plan thereto, as such plan or successor plan may be amended from time to time, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.



                                  /s/ Michael W. Wright
                                  ------------------------------
                                      Michael W. Wright